                                                                    Exhibit 99.1

                      DOCUMENTUM ANNOUNCES RECORD RESULTS

Second Quarter Revenue Increases 64 percent and Net Income Increases 119 percent


PLEASANTON, Calif., July 16, 1998 DOCUMENTUM(R), Inc. (NASDAQ: DCTM), the recognized leader in enterprise document and knowledge management solutions for client/server and Web environments, today announced record results for the second quarter ending June 30, 1998.

     Revenues for the second quarter of 1998 were $28.4 million, a 64 percent increase over revenues of $17.3 million for the same period of 1997. Net income for the second quarter increased 119 percent to $3.2 million compared with net income of $1.4 million reported for the same period of 1997. Earnings per share grew to $.19 in the second quarter, up 90 percent from $.10 for the second quarter of 1997.

     For the first six months of 1998, revenues were $53.5 million, a 65 percent increase over revenues of $32.3 million for the same period of 1997. Net income, excluding the effects of a one-time charge of $2.2 million primarily related to the acquisition of Workgroup Management, Inc., for the first six months of 1998 was $5.4 million, or $.32 per share, up from $2.6 million, or $.17 per share for the same period of 1997.

     "Our continued focus on delivering vertically aligned solutions and state of the art technology has resulted in 18 consecutive quarters of revenue growth," said Jeffrey A. Miller, president and chief executive officer of DOCUMENTUM. "With the recent launch of EDMS 98, we've introduced the first enterprise application platform for automating the lifecycle of business-critical documents from their creation and capture to retirement. EDMS 98 now provides customers with a `one-stop shop' for enterprise document management."

     In addition to historical information contained herein, this news release contains forward-looking statements that involve risks and uncertainties. The company's future actual results could differ materially from the forward-looking statements discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in the company's public reports filed with the Securities and Exchange Commission, such as those under "Risk Factors" included in the company's annual report on Form 10-K for fiscal year ended 1997, and the company's quarterly report on Form 10-Q for the quarter ended March 31, 1998.

ABOUT DOCUMENTUM

          DOCUMENTUM (http://www.documentum.com) develops, markets and supports a family of enterprise document management products that improve the effectiveness of the organization based on a company's business-critical information and proven processes. Headquartered in Pleasanton, California, DOCUMENTUM sells its products and services worldwide through a direct sales force, systems integrators, and affiliated distributors. DOCUMENTUM is the recognized leader in the document management market, with global customers in the process manufacturing, discrete manufacturing, finance and government services sectors.

                                      ###



CONTACT:
Mark Garrett
Vice President and Chief Financial Officer
DOCUMENTUM, Inc.
510/463-6800
inv.rel@documentum.com

                               DOCUMENTUM, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                           (in thousands; unaudited)

                                                   June 30,             December 31,
                                                     1998                   1997
                                                 ------------           ------------
                        ASSETS
Current assets:
  Cash and cash equivalents                        $ 14,754               $ 14,236
  Short-term investments                             79,624                 78,895
  Accounts receivable, net of allowances             21,747                 19,996
  Other current assets                                6,691                  3,740
                                                   --------               --------
    Total current assets                           $122,816               $116,867

Property and equipment, net                          11,245                  9,837
Other assets                                          6,000                    499
                                                   --------               --------
                                                   $140,061               $127,203
                                                   ========               ========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                 $  2,727               $  1,721
  Accrued liabilities                                18,378                 15,225
  Deferred revenue                                   11,444                  8,224
                                                   --------               --------
    Total current liabilities                        32,549                 25,170
                                                   --------               --------
Stockholders' equity                                107,512                102,033
                                                   --------               --------
                                                   $140,061               $127,203
                                                   ========               ========

                               DOCUMENTUM, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (in thousands, except per share data; unaudited)

   Pro Forma Statement of Operations for the six months ended June 30, 1998 excludes the effects of a one time charge of $2,171 primarily related to the acquisition of Workgroup Management, Inc.

                                                Three Months Ended               Six Months Ended
                                                     June 30,                        June 30,
                                            ---------------------------    ----------------------------
                                                1998            1997           1998             1997
                                            ------------    -----------    -----------      -----------
Revenues:
  Licenses                                    $ 18,716       $ 12,007        $ 35,767         $ 23,069
  Services                                       9,721          5,303          17,742            9,278
                                              --------       --------        --------         --------
    Total revenues                              28,437         17,310          53,509           32,347
                                              --------       --------        --------         --------
Cost of revenues:
  Licenses                                         703            411           1,906              797
  Services                                       5,961          2,911          11,007            5,401
                                              --------       --------        --------         --------
    Total cost of revenues                       6,664          3,322          12,913            6,198
                                              --------       --------        --------         --------
Gross profit                                    21,773         13,988          40,596           26,149
                                              --------       --------        --------         --------

Operating expenses:
  Sales and marketing                           11,847          8,613          22,416           15,898
  Research and development                       3,732          2,563           7,374            4,861
  General and administrative                     2,424          1,197           4,719            2,501
                                              --------       --------        --------         --------
    Total operating expenses                    18,003         12,373          34,509           23,260
                                              --------       --------        --------         --------
Income from operations                           3,770          1,615           6,087            2,889
                                              --------       --------        --------         --------

Interest and other income, net                   1,034            552           2,144              997
                                              --------       --------        --------         --------
Income before income tax provision               4,804          2,167           8,231            3,886

Provision for income taxes                      (1,633)          (720)         (2,798)          (1,322)
                                              --------       --------        --------         --------
Net income                                    $  3,171       $  1,447        $  5,433         $  2,564
                                              ========       ========        ========         ========

Basic Earnings per Share                      $   0.20       $   0.10        $   0.34         $   0.18
Diluted Earnings per Share                    $   0.19       $   0.10        $   0.32         $   0.17

Shares used to compute earnings per share
Basic                                           15,903         14,200          15,855           14,187
Diluted                                         17,014         14,805          16,883           14,843

                               DOCUMENTUM, INC.
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (in thousands, except per share data; unaudited)


                                                Three Months Ended               Six Months Ended
                                                     June 30,                        June 30,
                                            ---------------------------    ----------------------------
                                                1998            1997           1998             1997
                                            ------------    -----------    -----------      -----------
Revenues:
  Licenses                                    $ 18,716       $ 12,007        $ 35,767         $ 23,069
  Services                                       9,721          5,303          17,742            9,278
                                              --------       --------        --------         --------
    Total revenues                              28,437         17,310          53,509           32,347
                                              --------       --------        --------         --------
Cost of revenues:
  Licenses                                         703            411           1,906              797
  Services                                       5,961          2,911          11,007            5,401
                                              --------       --------        --------         --------
    Total cost of revenues                       6,664          3,322          12,913            6,198
                                              --------       --------        --------         --------
Gross profit                                    21,773         13,988          40,596           26,149
                                              --------       --------        --------         --------

Operating expenses:
  Sales and marketing                           11,847          8,613          22,416           15,898
  Research and development                       3,732          2,563           7,374            4,861
  General and administrative                     2,424          1,197           4,719            2,501
  Acquisition & related costs                       --             --           2,171               --
                                              --------       --------        --------         --------
    Total operating expenses                    18,003         12,373          36,680           23,260
                                              --------       --------        --------         --------
Income from operations                           3,770          1,615           3,916            2,889
                                              --------       --------        --------         --------

Interest and other income, net                   1,034            552           2,144              997
                                              --------       --------        --------         --------
Income before income tax provision               4,804          2,167           6,060            3,886

Provision for income taxes                      (1,633)          (720)         (2,399)          (1,322)
                                              --------       --------        --------         --------
Net income                                    $  3,171       $  1,447        $  3,661         $  2,564
                                              ========       ========        ========         ========

Basic Earnings per Share                      $   0.20       $   0.10        $   0.23         $   0.18
Diluted Earnings per Share                    $   0.19       $   0.10        $   0.22         $   0.17

Shares used to compute earnings per share
Basic                                           15,903         14,200          15,855           14,187
Diluted                                         17,014         14,805          16,883           14,843